Exhibit 10.26

AMENDMENT NO. 5 TO SELLPOINTS, INC. LEASE

THIS AMENDMENT NO. 5 TO SELLPOINTS, INC., LEASE is made and entered into as of August 1, 2018, by and between 65TH STREET DEVELOPMENT COMPANY, LLC, a California limited liability company (“Landlord”), and SELLPOINTS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.           Landlord and Tenant entered into that certain Lease dated October 14, 2013, as amended by that certain Amendment No. Ito the Lease dated December 11, 2013, Amendment No. 2 to the Lease dated December 27, 2013, Amendment No. 3 to the Lease dated February 27, 2015, and Amendment No. 4 to the Lease dated February 9, 2018. for the lease of certain Premises in 6550 Vallejo Sweet, Emeryville, and 1148 65th Street Oakland, California, more particularly described in Amendment No. 3 to the Lease. The capitalized terms used in this Amendment shall have the meanings set forth in the Lease as amended unless otherwise specified herein.

B.            Other than as referenced above, the Lease has not been modified or assigned.

C.            Landlord and Tenant desire by this Amendment to expand the Tenant's Premises to include Suite 150, amend the Base Rent, amend the Parking Allocation, and adjust the Tenant's Percentage Share as it appears in the Basic Lease Information, all as set forth herein.

D.            The parties acknowledge that Suite 150 is currently leased to and occupied by another tenant, RSM MAINTENANCE, LLC, (“RSM”). RSM’s current lease extends through January 15, 2019. RSM has indicated its desire to terminate its lease early on September 30, 2018.

TERMS

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual agreements herein contained, Landlord and Tenant hereby agree as follows:

1.             Landlord shall use commercially reasonable efforts to cause RSM to terminate its lease for Suite 150 and vacate Suite 150 on or before September 30, 2018. After Landlord and RSM execute an agreement to terminate RSM's lease, Landlord shall so notify Tenant.

2.             Commencing on October I, 2018, unless RSM’s lease for Suite 150 is still in effect or RSM has not vacated Suite 150, in which case commencing three (3) business days following the later of the termination date of RSM’s lease or the date RSM vacates Suite 150, the following sections of the Basic Lease Information shall be amended to read:

PREMISES:

Office Suite 250	8030 sf
Office Suite 150 1198	2400 sf
65th Street Emeryville,
CA 94608

Warehouse
Consisting of warehouse office and studio
107-W,107-0 and 107-S	4666 sf
1148 65th Street
Oakland, CA 94608

Base Rent per Month

Suite 250:
June 1, 2018 — May 31,	2019	$27,061.10
June 1, 2019 — May 31,	2020	$27,864.10
June 1, 2020 — May 31,	2021	$28,747.40

Suite 150:
Oct. 1, 2018 — May 31,	2019	$8,280.00
June 1, 2019 — May 31,	2020	$8,445.60 (+2%)
June 1, 2020 —May 31,	2021	$8,698.97 (+3%)

Warehouse:
June 1, 2018 — May 31,	2019	$4,899.30
June 1, 2019 — May 31,	2020	$5,039.28
June 1, 2020 — May 31,	2021	$5,179.26

PARKING:

14 parking spaces

Tenant’s Percentage Share:

Building Share — 20.5%
Office Share — 26.6%

3.             Counterparts. This Amendment may be executed, acknowledged and delivered in any number of counterparts, and each of such counterparts shall constitute an original but all together only one Amendment.

4.             Headings. Any headings or captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Amendment No. 1 nor shalt they affect its meaning, construction or effect.

5.             Reference to Lease. Any and all notices, requests, certificates and other documents or instruments executed and delivered concurrently with or after the execution and delivery of this Amendment may refer to the I Pace without making specific reference to this Amendment, but nevertheless all such references shall be deemed to include this Amendment, unless the context shall otherwise require.

6.             Ratification of Lease. Except to the extent hereby amended or modified by this Amendment, the Lease is hereby ratified, confirmed and approved in all respects by the parties.

7.             Entire Agreement. This Amendment sets forth the entire understanding of the parties in connection with the subject matter hereof. There are no agreements between Landlord and Tenant relating to the Lease or the Premises other than those set forth in writing and signed by the parties. Neither party hereto has relied on any understanding, representation or warranty not set forth herein, either oral or written, as an inducement to enter into this Amendment.

IN WITNESS WHEREOF, this Amendment is made as of the day and year first above written.

TENANT:		LANDLORD:

SELLPOINTS, INC.		65TH STREET DEVELOPMENT COMPANY, LLC,
a Delaware corporation		a California limited liability company

By:	/s/ Richard Adamczyk	By:	/s/ Felicia Woytak
Name: Richard Adamczyk			Felicia Woytak, Manager
Its: SVP Finance
7/31/18
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